Borrowings - Schedule of Maturities Other Borrowings (Detail) - Other Borrowings [Member] $ in Thousands	Dec. 31, 2015 USD ($)
Debt Instrument [Line Items]
2016	$ 1,079
2017	10,730
2018	534
2019	389
2020 and beyond	733
Long term Debt, Total	$ 13,465
Weighted Average Interest Rate, 2016	1.58%
Weighted Average Interest Rate, 2017	3.44%
Weighted Average Interest Rate, 2018	1.16%
Weighted Average Interest Rate, 2019	1.16%
Weighted Average Interest Rate, 2020 and beyond	1.16%
Total	3.01%